LIBERTY NEWPORT GREATER CHINA FUND

                   Supplement to Prospectus dated May 1, 2001

The caption entitled Portfolio Managers is revised in its entirety as follows:

Portfolio Manager

Christopher Legallet, president and chief investment officer of Newport and of Newport Pacific, is manager of the Fund and has managed or co-managed the Fund since it commenced operations in May, 1997. He has been affiliated with Newport since 1997. Prior to his affiliation with Newport, Mr. Legallet was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong, serving as lead manager for investment in Asia from 1992 to 1997.


                                                                  August 6, 2001